UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2023

FINANCE OF AMERICA COMPANIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40308	85-3474065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, Suite 400
Plano, Texas 75024
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (877) 202-2666
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FOA	New York Stock Exchange
Warrants to purchase shares of Class A Common Stock	FOA.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Finance of America Companies Inc. (the “Company”) is filing this Current Report on Form 8-K solely to recast certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 16, 2023 (the “2022 Form 10-K”).

Discontinued Operations

On February 28, 2023, the Company completed the discontinuation of the operations that comprised its previously reported Mortgage Originations segment, other than its Home Improvement channel. On March 14, 2023, the Company completed the sale of certain operational assets of its previously reported Commercial Originations segment. On June 30, 2023 and July 3, 2023, the Company separately completed the sales of certain operating service subsidiaries and related assets previously reported in its Lender Services segment, with the exception of its Incenter Solutions LLC operating service subsidiary. The historical results of our previously reported Mortgage Originations, Commercial Originations, and Lender Services segments, excluding the results of our Home Improvement channel and Incenter Solutions LLC, have been reflected as discontinued operations in our recast consolidated financial statements, attached as Exhibit 99.1 of this Form 8-K, for all periods presented with the assets and liabilities associated with discontinued operations being classified as assets and liabilities of discontinued operations in our consolidated balance sheets.

Segment Realignment

Effective in the first quarter of 2023, the Company changed its reportable segments to more closely align with the business strategy as follows, and as further described below: Retirement Solutions, Portfolio Management, and Corporate & Other.

Retirement Solutions: Our Retirement Solutions segment is where we fulfill our goal to help older homeowners achieve their financial goals in retirement. This segment includes all loan origination activity for the Company, including reverse mortgage and home improvement loans. We originate or acquire reverse mortgage loans through our Finance of America Reverse LLC operating subsidiary. This segment originates home equity conversion mortgages ("HECM") and non-agency reverse mortgages. We securitize HECM into Home Equity Conversion Mortgage-Backed Securities, which the Government National Mortgage Association guarantees, and sell them in the secondary market while retaining the rights to service. Non-agency reverse mortgages, which complement the Federal Housing Administration ("FHA") HECM for higher value homes, may be sold as whole loans to investors or held for investment and pledged as collateral to securitized nonrecourse debt obligations. Non-agency reverse mortgage loans are not insured by the FHA. We originate reverse mortgage loans through a retail channel (consisting primarily of field offices and a centralized retail platform) and a third-party originator channel (consisting primarily of a network of mortgage brokers).

Additionally, this segment originates home improvement loans through our Finance of America Mortgage LLC subsidiary. Through these operations, the Company assists homeowners in the financing of short-term home improvement projects such as windows, HVAC, or remodeling, and relies on a network of partner contractors across the country to acquire, interact with, and serve these customers. These home improvement loans are then sold in the secondary market through our capital markets platform.

On March 31, 2023, the Company completed the acquisition of the assets and operations of American Advisors Group, a leading reverse mortgage lender, and the combined operations are expected to make FoA the leading U.S. reverse mortgage originator. Refer to the Company’s Current Report on Form 8-K, filed with the SEC on April 3, 2023, for additional information.

Portfolio Management: Our Portfolio Management segment provides product development, loan securitization, loan sales, risk management, servicing oversight, and asset management services to the enterprise. As part of the vertical integration of our business, our Portfolio Management team acts as the connector between borrowers and investors. The direct connections to investors, provided by our Financial Industry Regulatory Authority registered broker-dealer, allows us to innovate and manage risk through better price and product discovery. Given our scale, we are able to work directly with investors and, where appropriate, retain assets on the balance sheet for attractive return opportunities. These retained investments are a source of growing and recurring earnings. The Portfolio Management segment generates revenue and earnings in the form of gains on sale of loans, fair value gains on portfolio assets, interest income, and fee income related to mortgage servicing rights, underwriting, advisory, valuation, and other ancillary services.

Corporate & Other: This segment consists of the Company’s corporate services groups. These groups support the Company’s operating segments, and the cost of services directly supporting the operating segments are allocated to those operating segments on a cost-of-service basis. Enterprise-focused Corporate and Other expenses that are not incurred in direct support of the operating segments are kept unallocated within the Corporate and Other segment. The main change to the Company’s Corporate & Other segment is the addition of the offshore fulfillment services division which was previously reported in the Lender Services segment. The previously reported Lender Services segment has since been discontinued as a consequence of the Company’s recent agreements for the sale of the Company’s Title Insurance Business and certain other operating service subsidiaries and related assets previously reported in its Lender Services segment.

As required by Financial Accounting Standards Board Accounting Standards Codification 280, Segment Reporting, if a public entity changes the structure of its internal organization in a manner that causes the composition of its reportable segments to change, the corresponding information for earlier periods, including interim periods, shall be restated unless it is impracticable to do so. Accordingly, attached as Exhibit 99.1 of this Form 8-K, and incorporated by reference herein, are the following portions of the Form 10-K that have been revised to reflect the realignment of the Company’s segments: Business (Item 1), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7), and Financial Statements and Supplementary Data (Item 8). The segment-specific information in this exhibit is consistent with the presentation of segments in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023 and June 30, 2023, filed with the SEC on May 12, 2023 and August 9, 2023, respectively.

Except as specifically set forth to reflect the historical results of our previously reported Mortgage Originations, Commercial Originations, and Lender Services segments as described above as discontinued operations, our segment realignment, and updates to Note 38 - Subsequent Events, no revisions have been made to the 2022 Form 10-K. In order to preserve the nature and character of the disclosures set forth in the 2022 Form 10-K, the items included in Exhibit 99.1 of this Form 8-K have been updated solely for matters relating specifically to the segment realignment and related classifications as described above. No attempt has been made in this Current Report on Form 8-K, and it should not be read to modify or update other disclosures as presented in the 2022 Form 10-K, to reflect events or occurrences after the date of the filing of the 2022 Form 10-K, except as disclosed in Note 38 - Subsequent Events. Therefore, this Current Report on Form 8-K should be read in conjunction with the 2022 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2022 Form 10-K, including the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023. References in the attached exhibits to the 2022 Form 10-K or parts thereof refer to the 2022 Form 10-K, except to the extent portions of the 2022 Form 10-K have been revised in this Current Report on Form 8-K, in which case, they refer to the applicable revised portion in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

On April 3, 2023, the Company announced that it completed its previously disclosed acquisition of a substantial majority of assets and certain liabilities of American Advisors Group, now known as Bloom Retirement Holdings Inc. ("AAG/Bloom"), pursuant to an asset purchase agreement. On December 6, 2022, concurrently with the execution of the asset purchase agreement, Finance of America Reverse LLC, an indirect subsidiary of the Company, entered into a Servicing Rights Purchase and Sale Agreement (the "MSR Purchase Agreement") and a Loan Sale Agreement (the "Mortgage Loan Purchase Agreement" and the transactions contemplated thereby, collectively with the transactions contemplated by the asset purchase agreement, MSR Purchase Agreement, and subsequent amendments, the "AAG Transaction") with AAG/Bloom. The AAG Transaction closed on March 31, 2023, and was previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on April 3, 2023, which description is incorporated herein by reference.

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the AAG Transaction, including the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2023 and the year ended December 31, 2022, and related notes thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The unaudited pro forma condensed consolidated financial information is not intended to represent or be indicative of the Company’s consolidated results of operations that would have been reported had the AAG Transaction been completed as of the date presented, and should not be taken as a representation of the Company’s future consolidated results of operations. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances, and are presented for informational purposes only.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of BDO USA, LLP
99.1
Items from the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, revised to reflect recast segment information: Business (Item 1), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7), and Financial Statements and Supplementary Data (Item 8).

99.2	Unaudited Pro Forma Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the Company’s expectations regarding the streamlining of our business to focus on reverse mortgage lending and retirement solutions, the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only management’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These statements are subject to risks, uncertainties, assumptions and other important factors. Factors that could cause the Company’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, those described under “Risk Factors” included in the 2022 Form 10-K, as such factors may be amended and updated from time to time in the Company’s subsequent periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Readers are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. The Company assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finance of America Companies Inc.

Dated:	August 18, 2023	By:	/s/ Graham A. Fleming
Graham A. Fleming
Chief Executive Officer